Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group, Inc. (CUSIP 026874CZ8)


Date Purchased:			07/09/14


Price Per Share:		99.798 USD


Shares Purchased
by the Portfolio *:		3,150,000


Total Principal Purchased
by the Portfolio *:		3,143,637 USD


Commission or Spread:		35.000 USD


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group, Inc. (CUSIP 026874DA2)


Date Purchased:			07/09/14


Price Per Share:		99.397 USD


Shares Purchased
by the Portfolio *:		3,090,000


Total Principal Purchased
by the Portfolio *:		3,071,367 USD


Commission or Spread:		0.875%


Broker:				US Bancorp Investments, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Berkshire Hathaway Energy Co. (CUSIP 084659AA9)


Date Purchased:			12/01/14


Price Per Share:		99.978 USD


Shares Purchased
by the Portfolio *:		1,455,000


Total Principal Purchased
by the Portfolio *:		1,454,680 USD


Commission or Spread:		0.500%

Broker:				RBC Capital Markets LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Barclays plc (CUSIP 06738EAD7)


Date Purchased:			11/03/14


Price Per Share:		99.648 USD


Shares Purchased
by the Portfolio *:		3,897,000


Total Principal Purchased
by the Portfolio *:		3,883,283 USD


Commission or Spread:		0.325%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Berkshire Hathaway Energy Co. (CUSIP 084659AC5)


Date Purchased:			12/01/14


Price Per Share:		99.977 USD


Shares Purchased
by the Portfolio *:		1,457,000


Total Principal Purchased
by the Portfolio *:		1,456,665 USD


Commission or Spread:		0.550%


Broker:				RBC Capital Markets LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Citigroup, Inc. (CUSIP 172967JE2)


Date Purchased:			11/18/14


Price Per Share:		99.980 USD


Shares Purchased
by the Portfolio *:		5,104,000


Total Principal Purchased
by the Portfolio *:		5,102,979 USD


Commission or Spread:		0.250%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Eastman Chemical Co. (CUSIP 277432AQ3)


Date Purchased:			11/10/14


Price Per Share:		99.791 USD


Shares Purchased
by the Portfolio *:		2,304,000


Total Principal Purchased
by the Portfolio *:		2,299,185 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148FAB5)


Date Purchased:			10/20/14


Price Per Share:		99.795 USD


Shares Purchased
by the Portfolio *:		8,995,000


Total Principal Purchased
by the Portfolio *:		8,976,560 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Omnicom Group, Inc. (CUSIP 681919BA3)


Date Purchased:			10/22/14


Price Per Share:		99.684 USD


Shares Purchased
by the Portfolio *:		950,000


Total Principal Purchased
by the Portfolio *:		946,998 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Plains All American Pipeline L.P./PAA Finance Corp.
				(CUSIP 72650RBG6)


Date Purchased:			12/02/14


Price Per Share:		99.813 USD


Shares Purchased
by the Portfolio *:		5,946,000


Total Principal Purchased
by the Portfolio *:		5,934,881 USD


Commission or Spread:		0.600%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCH3)


Date Purchased:			12/03/14


Price Per Share:		99.892 USD


Shares Purchased
by the Portfolio *:		2,121,000


Total Principal Purchased
by the Portfolio *:		2,118,709 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/14 through 12/31/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Trans-Allegheny Interstate Line Co.
				(CUSIP 893045AE4)


Date Purchased:			12/08/14


Price Per Share:		99.924 USD


Shares Purchased
by the Portfolio *:		1,658,000


Total Principal Purchased
by the Portfolio *:		1,656,740 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC